UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 17, 2015 (September 11, 2015)

SPIRAL TOYS INC.

(Exact name of registrant as specified in its charter)

Nevada	333-178738	27-3388068
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	IRS Employer Identification No.

2945 Townsgate Road, Suite 200

Westlake Village, CA 91361

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (844) 681-7627

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On September 11, 2015, Spiral Toys Inc. (the “Company”) entered into a certain Debt Settlement Agreement (the “Debt Settlement Agreement”) with Peter Henricsson, Gordon McDougall, a director of the Company, and Tezi Advisory, Inc., a company solely owned by Mr. McDougall (collectively, the “Lenders”) pursuant to which the Company delivered and the Lenders accepted an aggregate amount of $100,000 (the “Debt Settlement Amount”) in full satisfaction of an aggregate principal amount of $120,000 plus all accrued, unpaid interest (the “Total Debt”) due to the Lenders.  In addition, the Lenders agreed to  release the Company from any and all claims and liability arising from the Total Debt.  A copy of the Debt Settlement Agreement is attached hereto as Exhibit 10.1.

On September 15, 2015, the Company entered into a Debt Settlement and Release Agreement (the “Debt Settlement and Release Agreement”) with Laura Fewtrell, Mr. McDougall’s spouse (“Fewtrell”).  Pursuant to that Debt Settlement and Release Agreement, Fewtrell acknowledged and agreed that a portion of the Total Debt represented amounts advanced to the Company by Fewtrell, and that portion of the Debt Settlement Amount delivered to Tezi Advisory, Inc. in accordance with the Debt Settlement Agreement satisfied any amounts due to Fewtrell for amounts previously advanced to the Company (“Fewtrell’s Debt”).  Fewtrell also agreed to release the Company from any and all claims and liability that may arise from Fewtrell’s Debt.  A copy of the Debt Settlement and Release Agreement is attached hereto as Exhibit 10.2.

Item 5.02

Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) Resignation of Director

On September 11, 2015, the Company received a written letter of resignation from Mr. McDougall stating that he resigned, effective immediately, from his position on the Board of Directors (the “Board”) of the Company.  Mr. McDougall’s resignation was not based on any disagreement with the Company on any matter relating to the Company’s operations, policies or practices.

(d) Election of Director

On September 15, 2015, the Board elected Mr. Michael Drath as a director in order to fill the vacancy created by the resignation of Mr. McDougall. Mr. Drath has not been appointed to any committees of the Board.  A subsequent Current Report on Form 8-K/A will be filed with the Securities and Exchange Commission if Mr. Drath is appointed to serve on any committee of the Board.

There was not any arrangement or understanding between Mr. Drath and any other persons pursuant to which he was elected as a director.  The Board has determined that Mr. Drath is independent as such term is defined under the rules of the NYSE MKT, and that he has no relationship with the Company that would interfere with his exercise of independent judgment in carrying out his responsibilities as a director of the Company.  Mr. Drath does not have any family relationships with any of the officers or directors of the Company and there are no transactions between the Company and Mr. Drath that is required to be disclosed pursuant to Item 404(a) of Regulation S-K.  Mr. Drath will not receive any compensation for his service as a director, at this time.

Item 9.01

Financial Statements and Exhibits

(d) Exhibits

10.1

Debt Settlement Agreement by and among the Company, Peter Henricsson, Gordon McDougall, and Tezi Advisory, Inc.

10.2

 Debt Settlement and Release Agreement by and between the Company and Laura Fewtrell.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  September 17, 2015

SPIRAL TOYS INC.

By: /s/ Mark Meyers

     Mark Meyers, Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1 10.2	Debt Settlement Agreement by and among the Company, Peter Henricsson, Gordon McDougall, and Tezi Advisory, Inc. Debt Settlement and Release Agreement by and between the Company and Laura Fewtrell

Exhibit 10.1

DEBT SETTLEMENT AGREEMENT

THIS DEBT SETTLEMENT AGREEMENT (“Agreement”) is entered into and effective as of September 11, 2015, by and among Spiral Toys Inc., a Nevada corporation (the “Company”), Peter Henricsson, an individual (“Henricsson”), Gordon McDougall, an individual (“McDougall”), and Tezi Advisory, Inc., a private corporation wholly owned by McDougall (“Tezi”, together with Henricsson and McDougall, “Lenders”), with respect to the following:

The Lenders have loaned an aggregate principal amount of $120,000 plus all accrued, unpaid interest from Henricsson and McDougall or Tezi (the “Total Debt”) as described in that certain Share Exchange Agreement Amendment dated June 30, 2014 (the “Share Exchange Amendment”).

Except for this Total Debt, the Company does not owe any other debt to Lenders.

The Company agrees to deliver an aggregate of $100,000 (the “Debt Settlement Amount”) to the Lenders and the Lenders agree to accept the Debt Settlement Amount in full satisfaction of the Total Debt in accordance with the terms and conditions of this Agreement.

NOW, THEREFORE, in consideration of the mutual promises, covenants and undertakings herein specified and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, with the intent to be obligated legally and equitably, the parties agree as follows:

1.

Within five business days of the execution and delivery of this Agreement, the Company agrees to deliver to the Lenders by wire transfer or other immediately available funds an aggregate amount equal to the Debt Settlement Amount, in accordance with the instructions set forth on Exhibit A attached hereto.

2.

Effective upon the execution and delivery of this Agreement, and subject to the delivery and receipt of the Debt Settlement Amount, Lenders acknowledge and agree that the Total Debt plus all accrued and unpaid interest is hereby satisfied in its entirety and “paid in full”. The Lenders hereby confirm and agree that the Company does not owe any additional debt to any of the Lenders under the Share Exchange Amendment or any other contract, arrangement, or agreement.

3.

Effective upon the execution and delivery of this Agreement and the Debt Settlement Amount in accordance with the terms and conditions of this Agreement, each of the Lenders, for itself and himself and its or his respective assigns, heirs, executors, administrators, and representatives, hereby fully releases, remises, acquits, forever discharges, and indemnifies the Company and its respective affiliates and successors, together with all of its respective representatives, consultants, attorneys, fiduciaries, and assigns, from any and all claims, demands, actions, losses, and expenses of any kind or nature arising out of any and all causes of action, agreements, claims, demands, actions, damages, judgments, debts, covenants, executions, liabilities, obligations, losses, and expenses of any kind or nature arising out of any acts, omissions, liabilities, transactions, transfers, happenings, violations, promises, facts, or circumstances, whether known or unknown, direct or indirect, arising out of or related to the Total Debt whether existing now or in the future.

To effect a full and complete general release as described above, the Lenders expressly waive and relinquish all rights and benefits of section 1542 of the Civil Code of the State of California, and do so understanding and acknowledging the significance and consequence of specifically waiving section 1542. Section 1542 of the Civil Code of the State of California  states as follows:

A general release does not extend to claims which the creditor does not know or suspect to exist in his or her favor at the time of executing the release, which if known by him or her must have materially affected his or her settlement with the debtor.

Thus, notwithstanding the provisions of section 1542, and to implement a full and complete release and discharge of the Company, the Lenders expressly acknowledge this Agreement is intended to include in its effect, without limitation, all claims the Lenders do not know or suspect to exist in the Lenders’ favor at the time of signing this Agreement, and that this Agreement contemplates the extinguishment of any such claims.  The Lenders warrant that they have read this Agreement, including this waiver of  California Civil Code section 1542, and that the Lenders have consulted with or had the opportunity to consult with counsel of the Lender’  choosing about this Agreement and specifically about the waiver of section 1542, and that the Lenders understand this Settlement Agreement and the section 1542 waiver, and so the Lenders freely and knowingly enters into this Agreement.

4.

Each of the Lenders and the Company hereby represents and warrants that the undersigned individuals have the authority to act on behalf of the signing party and have the authority to bind that party, and all that may claim through it, to the terms and conditions of this Agreement.

5.

The Lenders represent and warrant that they have had an opportunity to consult with an attorney, and have carefully read and understand the scope and effect of the provisions of this Agreement.  Nether the Lender or the Company has relied upon any representations or statements made by any other party that are not specifically set forth in this Agreement. In the event of vagueness, ambiguity or uncertainty, this Agreement shall not be construed against the party preparing it, but shall be construed as if all parties prepared it jointly.

6.

The Lenders represent and warrant that they have conducted all necessary investigations, assume the risk of any untruths regarding any matters upon which they have relied and forever waive any rights to rescind this Agreement.

7.

In the event that any provision hereof becomes declared by a court of competent jurisdiction to be illegal, unenforceable or void, this Agreement shall continue in full force and effect without said illegal provision.

8.

This Agreement represents the entire agreement and understanding between the Lenders and the Company, and represents the complete, final, and exclusive embodiment of their agreement concerning the matters set forth herein.  Further, this Agreement shall supersede and replace any and all prior and contemporaneous agreements, representations, and understandings regarding the subject of this Agreement.

9.

This Agreement shall be governed by the laws of the State of California in the United States of America. By signing this Agreement, the Parties hereby agree and submit to the jurisdiction of the courts in California, and that venue of any suit or action shall be in the downtown branch of the courts of Los Angeles County, California.

10.

This Agreement may be executed in counterparts, and each counterpart shall have the same force and effect as an original and constitute an effective, binding agreement on the part of each of the undersigned.  This Agreement may be transmitted by facsimile or otherwise.

11.

Each party to this Agreement agrees, without cost or expense to any  other party, to deliver or cause to be   delivered such other documents and instruments as may be  reasonably requested by any other party to this Agreement in order to carry out more fully the provisions of, and to consummate the transaction contemplated by, this Agreement.

[Remainder of page intentionally left blank; signature page to follow.]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first set forth above.

COMPANY: Spiral Toys Inc., a Nevada corporation By: /s/ Mark Meyers Name: Mark Meyers Title: Chief Executive Officer

LENDERS: /s/ Peter Henricsson Peter Henricsson /s/ Gordon McDougall Gordon McDougall
Tezi Advisory, Inc. By: /s/ Gordon McDougall Name: Gordon McDougall Title:

EXHIBIT A

Peter Henricsson

$55,000

[WIRE INSTRUCTIONS TO BE PROVIDED]

Tezi Advisory, Inc.

$45,000

[WIRE INSTRUCTIONS TO BE PROVIDED]

 Exhibit 10.2

DEBT SETTLEMENT AND RELEASE AGREEMENT

THIS DEBT SETTLEMENT AND RELEASE AGREEMENT (“Agreement”) is entered into and effective as of September 15, 2015, by and among Spiral Toys Inc., a Nevada corporation (the “Company”), and Laura Fewtrell, an individual (“Fewtrell”), with respect to the following:

The Company entered into a Debt Settlement Agreement (the “Debt Settlement Agreement”), dated September 11, 2015, by and among Peter Henricsson, an individual (“Henricsson”), Gordon McDougall, an individual (“McDougall”), and Tezi Advisory, Inc., a private corporation wholly owned by McDougall (“Tezi”, together with Henricsson and McDougall, the “Lenders”).  Under the terms of the Debt Settlement Agreement, the Company agreed to deliver and the Lenders agreed to accept an aggregate of $100,000 (the “Debt Settlement Amount”) in full satisfaction of an aggregate principal amount of $120,000 plus all accrued, unpaid interest from the Lenders (the “Total Debt”) in accordance with the terms of the Debt Settlement Agreement.

Fewtrell was not a party to or named as a Lender to the Debt Settlement Agreement, however, a portion of the Total Debt represented amounts advanced to the Company by Fewtrell, and Fewtrell agrees and acknowledges that the portion of the Debt Settlement Amount paid to Tezi in accordance with the terms of the Debt Settlement Agreement satisfies any amounts due to Fewtrell, whether arising from that certain Share Exchange Agreement Amendment, dated June 30, 2014 as referred to the Debt Settlement Agreement or any other contract, arrangement, or agreement (“Fewtrell’s Debt”).

Except for Fewtrell’s Debt, the Company does not owe any other debt to Fewtrell.

NOW, THEREFORE, in consideration of the mutual promises, covenants and undertakings herein specified and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, with the intent to be obligated legally and equitably, the parties agree as follows:

1.

Effective upon the execution and delivery of this Agreement, and subject to the delivery and receipt of the Debt Settlement Amount to the Lenders under the Debt Settlement Agreement, Fewtrell acknowledges and agrees that Fewtrell’s Debt plus all accrued and unpaid interest is hereby satisfied in its entirety and “paid in full”. Fewtrell hereby confirms and agrees that the Company does not owe any additional debt to Fewtrell under the Share Exchange Amendment or any other contract, arrangement, or agreement.

3.

Effective upon the execution and delivery of this Agreement and the Debt Settlement Amount in accordance with the terms and conditions of the Debt Settlement Agreement, Fewtrell, for herself and her respective assigns, heirs, executors, administrators, and representatives, hereby fully releases, remises, acquits, forever discharges, and indemnifies the Company and her respective affiliates and successors, together with all of her respective representatives, consultants, attorneys, fiduciaries, and assigns, from any and all claims, demands, actions, losses, and expenses of any kind or nature arising out of any and all causes of action, agreements, claims, demands, actions, damages, judgments, debts, covenants, executions, liabilities, obligations, losses, and expenses of any kind or nature arising out of any acts, omissions, liabilities, transactions, transfers, happenings, violations, promises, facts, or circumstances, whether known or unknown, direct or indirect, arising out of or related to Fewtrell’s Debt whether existing now or in the future.

To effect a full and complete general release as described above, Fewtrell expressly waives and relinquishes all rights and benefits of section 1542 of the Civil Code of the State of California, and does so understanding and acknowledging the significance and consequence of specifically waiving section 1542. Section 1542 of the Civil Code of the State of California  states as follows:

A general release does not extend to claims which the creditor does not know or suspect to exist in his or her favor at the time of executing the release, which if known by him or her must have materially affected his or her settlement with the debtor.

Thus, notwithstanding the provisions of section 1542, and to implement a full and complete release and discharge of the Company, Fewtrell expressly acknowledges this Agreement is intended to include in its effect, without limitation, all claims Fewtrell does not know or suspect to exist in Fewtrell’s favor at the time of signing this Agreement, and that this Agreement contemplates the extinguishment of any such claims.  Fewtrell warrants that she has read this Agreement, including this waiver of California Civil Code section 1542, and that she has consulted with or had the opportunity to consult with counsel of her choosing about this Agreement and specifically about the waiver of section 1542, and that she understands this Agreement and the section 1542 waiver, and so she freely and knowingly enters into this Agreement.

4.

Each of the parties hereby represents and warrants that the undersigned individuals have the authority to act on behalf of the signing party and have the authority to bind that party, and all that may claim through it, to the terms and conditions of this Agreement.

5.

Fewtrell represents and warrants that she has had an opportunity to consult with an attorney, and has carefully read and understands the scope and effect of the provisions of this Agreement.  In the event of vagueness, ambiguity or uncertainty, this Agreement shall not be construed against the party preparing it, but shall be construed as if parties prepared it jointly.

6.

Fewtrell represents and warrants that she has conducted all necessary investigations, assumes the risk of any untruths regarding any matters upon which she has relied and forever waives any rights to rescind this Agreement.

7.

In the event that any provision hereof becomes declared by a court of competent jurisdiction to be illegal, unenforceable or void, this Agreement shall continue in full force and effect without said illegal provision.

8.

This Agreement represents the entire agreement and understanding between  Fewtrell and the Company, and represents the complete, final, and exclusive embodiment of their agreement concerning the matters set forth herein.  Further, this Agreement shall supersede and replace any and all prior and contemporaneous agreements, representations, and understandings regarding the subject of this Agreement.

9.

This Agreement shall be governed by the laws of the State of California in the United States of America. By signing this Agreement, the parties hereby agree and submit to the jurisdiction of the courts in California, and that venue of any suit or action shall be in the downtown branch of the courts of Los Angeles County, California.

10.

This Agreement may be executed in counterparts, and each counterpart shall have the same force and effect as an original and constitute an effective, binding agreement on the part of each of the undersigned.  This Agreement may be transmitted by facsimile or otherwise.

11.

Each party to this Agreement agrees, without cost or expense to any other party, to deliver or cause to be delivered such other documents and instruments as may be reasonably requested by any other party to this Agreement in order to carry out more fully the provisions of, and to consummate the transaction contemplated by, this Agreement.

[Remainder of page intentionally left blank; signature page to follow.]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first set forth above.

COMPANY: Spiral Toys Inc., a Nevada corporation By: /s/ Mark Meyers Name: Mark Meyers Title: Chief Executive Officer

FEWTRELL: /s/ Laura Fewtrell Laura Fewtrell